                                                                    Exhibit 21.1

EXHIBIT C

CLASS A CUSIP #00761HAA9
CLASS B CUSIP #00761HAB7
CLASS C CUSIP #00761HAC5

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-B
                         PERIOD ENDING OCTOBER 31, 2002

The information which is required to be prepared with respect to the Payment Date of November 20, 2002, and with respect to the performance of the Trust during the period of October 1, 2002 through October 31, 2002 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-B Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

        1.  The amount of distribution in respect to principal
            payment to the Class A Noteholder ..............................................                     $               -
                                                                                                                 -----------------
        2.  The amount of distribution in respect to principal
            payment to the Class B Noteholder ..............................................                     $               -
                                                                                                                 -----------------
        3.  The amount of distribution in respect to principal
            payment to the Class C Noteholder ..............................................                     $               -
                                                                                                                 -----------------
        4.  The amount of distribution in respect to principal
            payment to the Class D Noteholder ..............................................                     $               -
                                                                                                                 -----------------
II. Information regarding the current monthly interest distribution to the
    Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

        1.  The amount of distribution in respect to the Class A Monthly Interest ..........                     $         1.66667
                                                                                                                 -----------------
        2.  The amount of distribution in respect to the Class B Monthly Interest ..........                     $         1.98333
                                                                                                                 -----------------
        3.  The amount of distribution in respect to the Class C Monthly Interest ..........                     $         2.56667
                                                                                                                 -----------------
        4.  The amount of distribution in respect to the Class D Monthly Interest ..........                     $         4.02500
                                                                                                                 -----------------
III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

        1.  The total amount of distribution in respect to the Class A Noteholder ..........                     $         1.66667
                                                                                                                 -----------------
        2.  The total amount of distribution in respect to the Class B Noteholder ..........                     $         1.98333
                                                                                                                 -----------------
        3.  The total amount of distribution in respect to the Class C Noteholder ..........                     $         2.56667
                                                                                                                 -----------------
        4.  The total amount of distribution in respect to the Class D Noteholder ..........                     $         4.02500
                                                                                                                 -----------------
IV. Information regarding the performance of the Advanta Business Card Master
    Trust

        1.  The aggregate amount of such Collections with respect to
            Principal Receivables for the Monthly Period
            preceding such Payment Date ....................................................                     $  448,957,501.59
                                                                                                                 -----------------
        2.  The aggregate amount of such Collections with respect to
            Finance Charge and Administrative Receivables
            for the Monthly Period preceding such Payment Date .............................                     $   47,689,046.61
                                                                                                                 -----------------
        3.  Recoveries for the preceding Monthly Period ....................................                     $      491,788.34
                                                                                                                 -----------------
        4.  The Defaulted Amount for the preceding Monthly Period ..........................                     $   16,440,072.87
                                                                                                                 -----------------
        5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator is
            the average Receivables for the preceding Monthly Period .......................                                  8.53%
                                                                                                                 -----------------
        6.  The total amount of Principal Receivables in the trust at
            the beginning of the preceding Monthly Period ..................................                     $2,164,524,113.19
                                                                                                                 -----------------
        7.  The total amount of Principal Receivables in the trust as
            of the last day of the preceding Monthly Period ................................                     $2,219,691,038.82
                                                                                                                 -----------------

        8.  The total amount of Finance Charge and Administrative
            Receivables in the Trust at the beginning of the preceding
            Monthly Period .................................................................                     $   50,785,819.24
                                                                                                                 -----------------
        9.  The total amount of Finance Charge and Administrative
            Receivables in the Trust as of the last day of the preceding
            Monthly Period .................................................................                     $   50,113,762.41
                                                                                                                 -----------------
        10. The aggregated Adjusted Invested Amounts of all Series of
            Notes outstanding as of the last day of the preceding
            Monthly Period .................................................................                     $1,766,818,063.00
                                                                                                                 -----------------
        11. The Transferor Interest as of the last day of the preceding
            Monthly Period .................................................................                     $  452,872,975.82
                                                                                                                 -----------------
        12. The Transferor Percentage as of the last day of the preceding
            Monthly Period .................................................................                                 20.40%
                                                                                                                 -----------------
        13. The Required Transferor Percentage .............................................                                  7.00%
                                                                                                                 -----------------
        14. The monthly principal payment rate for the preceding Monthly Period ............                                20.742%
                                                                                                                 -----------------
        15. The balance in the Excess Funding Account as of the last
            day of the preceding  Monthly Period ...........................................                     $               -
                                                                                                                 -----------------
        16. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last
            day of the Monthly Period preceding such Payment Date:

                                                                     Percentage         Aggregate
                                                                      of Total           Account
                                                                     Receivables         Balance
                (a) Delinquent between 30 days and 59 days              1.786%       $ 40,544,846.14
                (b) Delinquent between 60 days and 89 days              1.549%       $ 35,164,960.04
                (c) Delinquent between 90 days and 119 days             1.358%       $ 30,827,527.05
                (d) Delinquent between 120 days and 149 days            1.005%       $ 22,803,724.20
                (e) Delinquent between 150 days and 179 days            0.866%       $ 19,655,260.87
                (f) Delinquent 180 days or greater                      0.000%       $      9,248.61
                                                                        -----        ---------------
                (e) Aggregate                                           6.565%       $149,005,566.91
                                                                        =====        ===============

V.  Information regarding Series 2000-B

        1.  The amount of Principal Receivables in the Trust
            represented by the Invested Amount of Series 2000-B as of
            the last day of the related Monthly Period .....................................                     $  600,000,000.00
                                                                                                                 -----------------
        2.  The amount of Principal Receivables in the Trust
            represented by the Adjusted Invested Amount of Series 2000-B
            on the last day of the related Monthly Period ..................................                     $  600,000,000.00
                                                                                                                 -----------------
                                                                                                NOTE FACTORS
        3.  The amount of Principal Receivables in the Trust
            represented by the Class A Note Principal Balance on
            the last day of the related Monthly Period .....................................       1.0000        $  480,000,000.00
                                                                                                                 -----------------
        4.  The amount of Principal Receivables in the Trust represented by the Class B Note Principal Balance on
            the last day of the related Monthly Period .....................................       1.0000        $   57,000,000.00
                                                                                                                 -----------------
        5.  The amount of Principal Receivables in the Trust represented by the Class C Note Principal Balance on the last day of
            the related Monthly Period .....................................................       1.0000        $   42,000,000.00
                                                                                                                 -----------------
        6.  The amount of Principal Receivables in the trust represented by the Class D Note Principal Balance on the last day of
            the related Monthly Period .....................................................       1.0000        $   21,000,000.00
                                                                                                                 -----------------
        7.  The Floating Investor Percentage with respect to the period:
                                                                                                                 -----------------
        October 1, 2002 through October 23, 2002 ...........................................                            27.7197189%
                                                                                                                 -----------------
        October 24, 2002 through October 31, 2002 ..........................................                            26.8780532%
                                                                                                                 -----------------
        8.  The Fixed Investor Percentage with respect to the period:

        October 1, 2002 through October 23, 2002 ...........................................                              N/A
                                                                                                                 -----------------
        October 24, 2002 through October 31, 2002 ..........................................                              N/A
                                                                                                                 -----------------
        9. The amount of Investor Principal Collections applicable
           to Series 2000-B ................................................................                     $  123,388,826.61
                                                                                                                 -----------------
        10a. The amount of Available Finance Charge Collections on
             deposit in the Collection Account on the related Payment Date .................                     $   10,715,835.68
                                                                                                                 -----------------

        10b. The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related
             Payment Date pursuant to Section 8.04(a) of the Master Indenture ..............                     $    2,410,653.18
                                                                                                                 -----------------
        11.  The Investor Default Amount for the related Monthly Period ....................                     $    4,454,389.55
                                                                                                                 -----------------
        12.  The Monthly Servicing Fee for the related Monthly Period ......................                     $    1,000,000.00
                                                                                                                 -----------------
        13.  Trust yields for the related Monthly Period

                a. The cash yield for the related Monthly Period ...........................                                 26.25%
                                                                                                                 -----------------
                b. The default rate for the related Monthly Period .........................                                  8.91%
                                                                                                                 -----------------
                c. The Net Portfolio Yield for the related Monthly Period ..................                                 17.34%
                                                                                                                 -----------------
                d. The Base Rate for the related Monthly Period ............................                                  4.21%
                                                                                                                 -----------------
                e. The Excess Spread Percentage for the related Monthly Period .............                                 13.13%
                                                                                                                 -----------------
                f. The Quarterly Excess Spread Percentage for the related
                   Monthly Period ..........................................................                                 12.77%
                                                                                                                 -----------------
                        I) Excess Spread Percentage related to                                  Oct-02                       13.13%
                                                                                                                 -----------------
                        ii) Excess Spread Percentage related to                                 Sep-02                       12.76%
                                                                                                                 -----------------
                        iii) Excess Spread Percentage related to                                Aug-02                       12.41%
                                                                                                                 -----------------
        14.  Floating Rate Determinations:

           LIBOR for the Interest Period from October 21 through and
           including November 19, 2002 .....................................................                               1.83000%
                                                                                                                 -----------------
        15.  Principal Funding Account

                a. The amount on deposit in the Principal Funding Account
                   on the related Payment Date (after taking into
                   consideration deposits and withdraws for the related
                   Payment Date) ...........................................................                     $               -
                                                                                                                 -----------------
                b. The Accumulation Shortfall with respect to the related
                   Monthly Period ..........................................................                     $               -
                                                                                                                 -----------------
                c. The Principal Funding Investment Proceeds deposited
                   in the Collection Account to be treated as Available
                   Finance Charge Collections ..............................................                     $               -
                                                                                                                 -----------------
        16.  Reserve Account

                a. The amount on deposit in the Reserve Account on the
                   related Payment Date (after taking into consideration
                   deposits and withdraws for the related Payment Date) ....................                     $               -
                                                                                                                 -----------------
                b. The Reserve Draw Amount for the related Monthly
                   Period deposited into the Collection Account to be
                   treated as Available Finance Charge Collections .........................                     $               -
                                                                                                                 -----------------
                c. Interest earnings on the Reserve Account deposited
                   into the Collection Account to be treated as
                   Available Finance Charge Collections ....................................                     $               -
                                                                                                                 -----------------
        17.  Cash Collateral Account

                a. The Required Cash Collateral Account Amount on
                   the related Payment Date ................................................                     $   10,500,000.00
                                                                                                                 -----------------
                b. The Available Cash Collateral Account Amount on
                   the related Payment Date ................................................                     $   10,500,000.00
                                                                                                                 -----------------
        18.  Investor Charge-Offs

                a. The aggregate amount of Investor Charge-Offs for
                   the related Monthly Period ..............................................                     $               -
                                                                                                                 -----------------
                b. The aggregate amount of Investor Charge-Offs reimbursed
                   on the Payment Date .....................................................                     $               -
                                                                                                                 -----------------
        19.  The Monthly Principal Reallocation Amount for the related
             Monthly Period ................................................................                     $               -
                                                                                                                 -----------------

                         Advanta Bank Corp.
                         as Servicer

                         By:    /s/ MARK SHAPIRO
                         Name:  Mark Shapiro
                         Title: Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAD3
CLASS B CUSIP #00761HAE1
CLASS C CUSIP #00761HAF8

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-C
                         PERIOD ENDING OCTOBER 31, 2002

The information which is required to be prepared with respect to the Payment Date of November 20, 2002, and with respect to the performance of the Trust during the period of October 1, 2002 through October 31, 2002 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-C Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

        1.  The amount of distribution in respect to principal
            payment to the Class A Noteholder ..............................................                     $               -
                                                                                                                 -----------------
        2.  The amount of distribution in respect to principal
            payment to the Class B Noteholder ..............................................                     $               -
                                                                                                                 -----------------
        3.  The amount of distribution in respect to principal
            payment to the Class C Noteholder ..............................................                     $               -
                                                                                                                 -----------------
        4.  The amount of distribution in respect to principal
            payment to the Class D Noteholder ..............................................                     $               -
                                                                                                                 -----------------
II. Information regarding the current monthly interest distribution to the
    Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

        1.  The amount of distribution in respect to the Class A Monthly Interest ..........                     $         1.73333
                                                                                                                 -----------------
        2.  The amount of distribution in respect to the Class B Monthly Interest ..........                     $         2.10833
                                                                                                                 -----------------
        3.  The amount of distribution in respect to the Class C Monthly Interest ..........                     $         2.73333
                                                                                                                 -----------------
        4.  The amount of distribution in respect to the Class D Monthly Interest ..........                     $         4.85833
                                                                                                                 -----------------
III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

        1.  The total amount of distribution in respect to the Class A Noteholder ..........                     $         1.73333
                                                                                                                 -----------------
        2.  The total amount of distribution in respect to the Class B Noteholder ..........                     $         2.10833
                                                                                                                 -----------------
        3.  The total amount of distribution in respect to the Class C Noteholder ..........                     $         2.73333
                                                                                                                 -----------------
        4.  The total amount of distribution in respect to the Class D Noteholder ..........                     $         4.85833
                                                                                                                 -----------------
IV. Information regarding the performance of the Advanta Business Card Master
    Trust

        1.  The aggregate amount of such Collections with respect to
            Principal Receivables for the Monthly Period preceding
            such Payment Date ..............................................................                     $  448,957,501.59
                                                                                                                 -----------------
        2.  The aggregate amount of such Collections with respect to
            Finance Charge and Administrative Receivables for the
            Monthly Period preceding such Payment Date .....................................                     $   47,689,046.61
                                                                                                                 -----------------
        3.  Recoveries for the preceding Monthly Period ....................................                     $      491,788.34
                                                                                                                 -----------------
        4.  The Defaulted Amount for the preceding Monthly Period ..........................                     $   16,440,072.87
                                                                                                                 -----------------
        5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator is
            the average Receivables for the preceding Monthly Period .......................                                  8.53%
                                                                                                                 -----------------
        6.  The total amount of Principal Receivables in the trust at
            the beginning of the preceding Monthly Period ..................................                     $2,164,524,113.19
                                                                                                                 -----------------
        7.  The total amount of Principal Receivables in the trust as
            of the last day of the preceding Monthly Period. ...............................                     $2,219,691,038.82
                                                                                                                 -----------------

        8.  The total amount of Finance Charge and Administrative
            Receivables in the Trust at the beginning of the
            preceding Monthly Period .......................................................                     $   50,785,819.24
                                                                                                                 -----------------
        9.  The total amount of Finance Charge and Administrative
            Receivables in the Trust as of the last day of the
            preceding Monthly Period .......................................................                     $   50,113,762.41
                                                                                                                 -----------------
        10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day of the
            preceding Monthly Period .......................................................                     $1,766,818,063.00
                                                                                                                 -----------------
        11. The Transferor Interest as of the last day of the
            preceding Monthly Period .......................................................                     $  452,872,975.82
                                                                                                                 -----------------
        12. The Transferor Percentage as of the last day of the
            preceding Monthly Period .......................................................                                 20.40%
                                                                                                                 -----------------
        13. The Required Transferor Percentage .............................................                                  7.00%
                                                                                                                 -----------------
        14. The monthly principal payment rate for the preceding
            Monthly Period .................................................................                                20.742%
                                                                                                                 -----------------
        15. The balance in the Excess Funding Account as of the
            last day of the preceding Monthly Period .......................................                     $               -
                                                                                                                 -----------------
        16. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last
            day of the Monthly Period preceding such Payment Date:

                                                                      Percentage           Aggregate
                                                                        of Total            Account
                                                                      Receivables           Balance
                  (a) Delinquent between 30 days and 59 days             1.786%         $ 40,544,846.14
                  (b) Delinquent between 60 days and 89 days             1.549%         $ 35,164,960.04
                  (c) Delinquent between 90 days and 119 days            1.358%         $ 30,827,527.05
                  (d) Delinquent between 120 days and 149 days           1.005%         $ 22,803,724.20
                  (e) Delinquent between 150 days and 179 days           0.866%         $ 19,655,260.87
                  (f) Delinquent 180 days or greater                     0.000%         $      9,248.61
                                                                         -----          ---------------
                  (e) Aggregate                                          6.565%         $149,005,566.91
                                                                         =====          ===============

V.  Information regarding Series 2000-C

        1.  The amount of Principal Receivables in the Trust
            represented by the Invested Amount of Series 2000-C as of
            the last day of the related Monthly Period .....................................                     $  400,000,000.00
                                                                                                                 -----------------
        2.  The amount of Principal Receivables in the Trust
            represented by the Adjusted Invested Amount of Series 2000-C
            on the last day of the related Monthly Period ..................................                     $  400,000,000.00
                                                                                                                 -----------------
                                                                                                 NOTE FACTORS

        3.  The amount of Principal Receivables in the Trust
            represented by the Class A Note Principal Balance on
            the last day of the related Monthly Period .....................................        1.0000       $  320,000,000.00
                                                                                                                 -----------------
        4.  The amount of Principal Receivables in the Trust
            represented by the Class B Note Principal Balance on
            the last day of the related Monthly Period .....................................        1.0000       $   38,000,000.00
                                                                                                                 -----------------
        5.  The amount of Principal Receivables in the Trust
            represented by the Class C Note Principal Balance on
            the last day of the related Monthly Period .....................................        1.0000       $   28,000,000.00
                                                                                                                 -----------------
        6.  The amount of Principal Receivables in the trust
            represented by the Class D Note Principal Balance
            on the last day of the related Monthly Period ..................................        1.0000       $   14,000,000.00
                                                                                                                 -----------------
        7.  The Floating Investor Percentage with respect to the period:

        October 1, 2002 through October 23, 2002 ...........................................                            18.4798126%
                                                                                                                 -----------------
        October 24, 2002 through October 31, 2002 ..........................................                            17.9187022%
                                                                                                                 -----------------
        8.  The Fixed Investor Percentage with respect to the period:

        October 1, 2002 through October 23, 2002 ...........................................                                N/A
                                                                                                                 -----------------
        October 24, 2002 through October 31, 2002 ..........................................                                N/A
                                                                                                                 -----------------
        9.   The amount of Investor Principal Collections applicable
             to Series 2000-C ..............................................................                     $   82,259,217.82
                                                                                                                 -----------------
        10a. The amount of Available Finance Charge Collections on deposit in the Collection Account on the related
             Payment Date ..................................................................                     $    7,143,890.46
                                                                                                                 -----------------
        10b. The amount of Available Finance Charge Collections
             not on deposit in the Collection Account on the
             related Payment Date pursuant to Section 8.04(a) of the
             Master Indenture ..............................................................                     $    1,607,102.12
                                                                                                                 -----------------

        11.  The Investor Default Amount for the related Monthly Period ....................                     $    2,969,593.04
                                                                                                                 -----------------
        12.  The Monthly Servicing Fee for the related Monthly Period ......................                     $      666,666.67
                                                                                                                 -----------------
        13.  Trust yields for the related Monthly Period

                a. The cash yield for the related Monthly Period ...........................                                 26.25%
                                                                                                                 -----------------
                b. The default rate for the related Monthly Period .........................                                  8.91%
                                                                                                                 -----------------
                c. The Net Portfolio Yield for the related Monthly Period ..................                                 17.34%
                                                                                                                 -----------------
                d. The Base Rate for the related Monthly Period ............................                                  4.34%
                                                                                                                 -----------------
                e. The Excess Spread Percentage for the related Monthly Period .............                                 13.00%
                                                                                                                 -----------------
                f. The Quarterly Excess Spread Percentage for the related
                   Monthly Period ..........................................................                                 12.63%
                                                                                                                 -----------------
                       I) Excess Spread Percentage related to                                    Oct-02                      13.00%
                                                                                                                 -----------------
                       ii) Excess Spread Percentage related to                                   Sep-02                      12.62%
                                                                                                                 -----------------
                       iii) Excess Spread Percentage related to                                  Aug-02                      12.28%
                                                                                                                 -----------------
        14.  Floating Rate Determinations:

           LIBOR for the Interest Period from October 21 through and
           including November 19, 2002 .....................................................                               1.83000%
                                                                                                                 -----------------
        15.  Principal Funding Account

                a. The amount on deposit in the Principal Funding
                   Account on the related Payment Date (after
                   taking into consideration deposits and withdraws
                   for the related Payment Date) ...........................................                     $               -
                                                                                                                 -----------------
                b. The Accumulation Shortfall with respect to the
                   related Monthly Period ..................................................                     $               -
                                                                                                                 -----------------
                c. The Principal Funding Investment Proceeds deposited
                   in the Collection Account to be treated as
                   Available Finance Charge Collections ....................................                     $               -
                                                                                                                 -----------------
        16.  Reserve Account

                a. The amount on deposit in the Reserve Account on
                   the related Payment Date (after taking into
                   consideration deposits and withdraws for the
                   related Payment Date) ...................................................                     $               -
                                                                                                                 -----------------
                b. The Reserve Draw Amount for the related Monthly
                   Period deposited into the Collection Account
                   to be treated as Available Finance Charge Collections ...................                     $               -
                                                                                                                 -----------------
                c. Interest earnings on the Reserve Account deposited
                   into the Collection Account to be treated as
                   Available Finance Charge Collections ....................................                     $               -
                                                                                                                 -----------------
        17.  Cash Collateral Account

                a. The Required Cash Collateral Account Amount on
                   the related Payment Date ................................................                     $    7,000,000.00
                                                                                                                 -----------------
                b. The Available Cash Collateral Account Amount on
                   the related Payment Date ................................................                     $    7,000,000.00
                                                                                                                 -----------------
        18.  Investor Charge-Offs

                a. The aggregate amount of Investor Charge-Offs for the
                   related Monthly Period ..................................................                     $               -
                                                                                                                 -----------------
                b. The aggregate amount of Investor Charge-Offs reimbursed
                   on the Payment Date .....................................................                     $               -
                                                                                                                 -----------------
        19.  The Monthly Principal Reallocation Amount for the related
             Monthly Period ................................................................                     $               -
                                                                                                                 -----------------

                       Advanta Bank Corp.
                       as Servicer

                       By:    /s/ MARK SHAPIRO
                       Name:  Mark Shapiro
                       Title: Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0


                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2001-A
                         PERIOD ENDING OCTOBER 31, 2002

The information which is required to be prepared with respect to the Payment Date of November 20, 2002, and with respect to the performance of the Trust during the period of October 1, 2002 through October 31, 2002 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

        1.  The amount of distribution in respect to principal
            payment to the Class A Noteholder ..............................................                     $               -
                                                                                                                 -----------------
        2.  The amount of distribution in respect to principal
            payment to the Class B Noteholder ..............................................                     $               -
                                                                                                                  -----------------
        3.  The amount of distribution in respect to principal
            payment to the Class C Noteholder ..............................................                     $               -
                                                                                                                 -----------------
        4.  The amount of distribution in respect to principal
            payment to the Class D Noteholder ..............................................                     $               -
                                                                                                                 -----------------
II. Information regarding the current monthly interest distribution to the
    Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

        1.  The amount of distribution in respect to the Class A Monthly Interest ..........                     $         1.77500
                                                                                                                 -----------------
        2.  The amount of distribution in respect to the Class B Monthly Interest ..........                     $         2.23333
                                                                                                                 -----------------
        3.  The amount of distribution in respect to the Class C Monthly Interest ..........                     $         2.81667
                                                                                                                 -----------------
        4.  The amount of distribution in respect to the Class D Monthly Interest ..........                     $         5.69167
                                                                                                                 -----------------
III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

        1.  The total amount of distribution in respect to the Class A Noteholder ..........                     $         1.77500
                                                                                                                 -----------------
        2.  The total amount of distribution in respect to the Class B Noteholder ..........                     $         2.23333
                                                                                                                 -----------------
        3.  The total amount of distribution in respect to the Class C Noteholder ..........                     $         2.81667
                                                                                                                 -----------------
        4.  The total amount of distribution in respect to the Class D Noteholder ..........                     $         5.69167
                                                                                                                 -----------------
IV. Information regarding the performance of the Advanta Business Card Master
    Trust

        1.  The aggregate amount of such Collections with respect to
            Principal Receivables for the Monthly Period preceding
            such Payment Date ..............................................................                     $  448,957,501.59
                                                                                                                 -----------------
        2.  The aggregate amount of such Collections with respect to
            Finance Charge and Administrative Receivables for the
            Monthly Period preceding such Payment Date .....................................                     $   47,689,046.61
                                                                                                                 -----------------
        3.  Recoveries for the preceding Monthly Period ....................................                     $      491,788.34
                                                                                                                 -----------------
        4.  The Defaulted Amount for the preceding Monthly Period ..........................                     $   16,440,072.87
                                                                                                                 -----------------
        5.  The annualized percentage equivalent of a fraction,
            the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator
            is the average Receivables for the preceding Monthly Period ....................                                  8.53%
                                                                                                                 -----------------
        6.  The total amount of Principal Receivables in the trust
            at the beginning of the preceding Monthly Period ...............................                     $2,164,524,113.19
                                                                                                                 -----------------
        7.  The total amount of Principal Receivables in the trust
            as of the last day of the preceding Monthly Period .............................                     $2,219,691,038.82
                                                                                                                 -----------------

        8.  The total amount of Finance Charge and Administrative
            Receivables in the Trust at the beginning of the preceding
            Monthly Period. ................................................................                     $   50,785,819.24
                                                                                                                 -----------------
        9.  The total amount of Finance Charge and Administrative
            Receivables in the Trust as of the last day of the
            preceding Monthly Period .......................................................                     $   50,113,762.41
                                                                                                                 -----------------
        10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day of the
            preceding Monthly Period .......................................................                     $1,766,818,063.00
                                                                                                                 -----------------
        11. The Transferor Interest as of the last day of the
            preceding Monthly Period .......................................................                     $  452,872,975.82
                                                                                                                 -----------------
        12. The Transferor Percentage as of the last day of the
            preceding Monthly Period .......................................................                                 20.40%
                                                                                                                 -----------------
        13. The Required Transferor Percentage .............................................                                  7.00%
                                                                                                                 -----------------
        14. The monthly principal payment rate for the preceding Monthly Period ............                                20.742%
                                                                                                                 -----------------
        15. The balance in the Excess Funding Account as of the last
            day of the preceding Monthly Period ............................................                     $               -
                                                                                                                 -----------------
        16. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last
            day of the Monthly Period preceding such Payment Date:

                                                                  Percentage          Aggregate
                                                                   of Total            Account
                                                                  Receivables          Balance
              (a) Delinquent between 30 days and 59 days             1.786%        $ 40,544,846.14
              (b) Delinquent between 60 days and 89 days             1.549%        $ 35,164,960.04
              (c) Delinquent between 90 days and 119 days            1.358%        $ 30,827,527.05
              (d) Delinquent between 120 days and 149 days           1.005%        $ 22,803,724.20
              (e) Delinquent between 150 days and 179 days           0.866%        $ 19,655,260.87
              (f) Delinquent 180 days or greater                     0.000%        $      9,248.61
                                                                     -----         ---------------
              (e) Aggregate                                          6.565%        $149,005,566.91
                                                                     =====         ===============

V.  Information regarding Series 2001-A

        1. The amount of Principal Receivables in the Trust
           represented by the Invested Amount of Series 2001-A as of
           the last day of the related Monthly Period ......................................                     $  300,000,000.00
                                                                                                                 -----------------
        2. The amount of Principal Receivables in the Trust
           represented by the Adjusted Invested Amount of Series 2001-A
           on the last day of the related Monthly Period ...................................                     $  300,000,000.00
                                                                                                                 -----------------
                                                                                                 NOTE FACTORS
        3. The amount of Principal Receivables in the Trust
           represented by the Class A Note Principal Balance on
           the last day of the related Monthly Period ......................................        1.0000       $  240,000,000.00
                                                                                                                 -----------------
        4. The amount of Principal Receivables in the Trust
           represented by the Class B Note Principal Balance on
           the last day of the related Monthly Period ......................................        1.0000       $   28,500,000.00
                                                                                                                 -----------------
        5. The amount of Principal Receivables in the Trust
           represented by the Class C Note Principal Balance on
           the last day of the related Monthly Period ......................................        1.0000       $   21,000,000.00
                                                                                                                 -----------------
        6. The amount of Principal Receivables in the trust
           represented by the Class D Note Principal Balance
           on the last day of the related Monthly Period ...................................        1.0000       $   10,500,000.00
                                                                                                                 -----------------
        7. The Floating Investor Percentage with respect to the period:

        October 1, 2002 through October 23, 2002 ...........................................                            13.8598595%
                                                                                                                 -----------------
        October 24, 2002 through October 31, 2002 ..........................................                            13.4390266%
                                                                                                                 -----------------
        8. The Fixed Investor Percentage with respect to the period:

        October 1, 2002 through October 23, 2002 ...........................................                              N/A
                                                                                                                 -----------------
        October 24, 2002 through October 31, 2002 ..........................................                              N/A
                                                                                                                 -----------------
        9. The amount of Investor Principal Collections applicable
           to Series 2001-A ................................................................                     $   61,694,413.47
                                                                                                                 -----------------
        10a. The amount of Available Finance Charge Collections on
             deposit in the Collection Account on the related Payment Date .................                     $    5,357,917.85
                                                                                                                 -----------------
        10b. The amount of Available Finance Charge Collections
             not on deposit in the Collection Account on the
             related Payment Date pursuant to Section 8.04(a) of the
             Master Indenture ..............................................................                     $    1,205,326.59
                                                                                                                 -----------------
        11.  The Investor Default Amount for the related Monthly Period ....................                     $    2,227,194.78
                                                                                                                 -----------------

        12.  The Monthly Servicing Fee for the related Monthly Period ......................                     $      500,000.00
                                                                                                                 -----------------
        13.  Trust yields for the related Monthly Period

                a. The cash yield for the related Monthly Period ...........................                                 26.25%
                                                                                                                 -----------------
                b. The default rate for the related Monthly Period .........................                                  8.91%
                                                                                                                 -----------------
                c. The Net Portfolio Yield for the related Monthly Period ..................                                 17.34%
                                                                                                                 -----------------
                d. The Base Rate for the related Monthly Period ............................                                  4.43%
                                                                                                                 -----------------
                e. The Excess Spread Percentage for the related Monthly Period .............                                 12.91%
                                                                                                                 -----------------
                f. The Quarterly Excess Spread Percentage for the related
                   Monthly Period ..........................................................                                 12.54%
                                                                                                                 -----------------
                        I) Excess Spread Percentage related to                                   Oct-02                      12.91%
                                                                                                                 -----------------
                        ii) Excess Spread Percentage related to                                  Sep-02                      12.52%
                                                                                                                 -----------------
                        iii) Excess Spread Percentage related to                                 Aug-02                      12.18%
                                                                                                                 -----------------
        14.  Floating Rate Determinations:

           LIBOR for the Interest Period from October 21 through and
           including November 19, 2002  ....................................................                               1.83000%
                                                                                                                 -----------------
        15.  Principal Funding Account

                a. The amount on deposit in the Principal Funding Account
                   on the related Payment Date (after taking into
                   consideration deposits and withdraws for the related
                   Payment Date) ...........................................................                     $               -
                                                                                                                 -----------------
                b. The Accumulation Shortfall with respect to the related
                   Monthly Period ..........................................................                     $               -
                                                                                                                 -----------------
                c. The Principal Funding Investment Proceeds deposited
                   in the Collection Account to be treated as Available
                   Finance Charge Collections ..............................................                     $               -
                                                                                                                 -----------------
        16.  Reserve Account

                a. The amount on deposit in the Reserve Account on the
                   related Payment Date (after taking into consideration
                   deposits and withdraws for the related Payment Date) ....................                     $               -
                                                                                                                 -----------------
                b. The Reserve Draw Amount for the related Monthly Period
                   deposited into the Collection Account to be treated
                   as Available Finance Charge Collections .................................                     $               -
                                                                                                                 -----------------
                c. Interest earnings on the Reserve Account deposited
                   into the Collection Account to be treated as
                   Available Finance Charge Collections ....................................                     $               -
                                                                                                                 -----------------
        17.  Cash Collateral Account

                a. The Required Cash Collateral Account Amount on the
                   related Payment Date ....................................................                     $    5,250,000.00
                                                                                                                 -----------------
                b. The Available Cash Collateral Account Amount on the
                   related Payment Date ....................................................                     $    5,250,000.00
                                                                                                                 -----------------
        18.  Investor Charge-Offs

                a. The aggregate amount of Investor Charge-Offs
                   for the related Monthly Period ..........................................                     $               -
                                                                                                                 -----------------
                b. The aggregate amount of Investor Charge-Offs reimbursed
                   on the Payment Date .....................................................                     $               -
                                                                                                                 -----------------
        19.  The Monthly Principal Reallocation Amount for the related
             Monthly Period ................................................................                     $               -
                                                                                                                 -----------------

                        Advanta Bank Corp.
                        as Servicer

                        By:     /s/ MARK SHAPIRO
                        Name:   Mark Shapiro
                        Title:  Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAK7
CLASS B CUSIP #00761HAL5
CLASS C CUSIP #00761HAM3


                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2002-A
                         PERIOD ENDING OCTOBER 31, 2002

The information which is required to be prepared with respect to the Payment Date of November 20, 2002, and with respect to the performance of the Trust during the period of October 1, 2002 through October 31, 2002 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2002-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

        1.  The amount of distribution in respect to principal
            payment to the Class A Noteholder ..............................................                     $               -
                                                                                                                 -----------------
        2.  The amount of distribution in respect to principal
            payment to the Class B Noteholder ..............................................                     $               -
                                                                                                                 -----------------
        3.  The amount of distribution in respect to principal
            payment to the Class C Noteholder ..............................................                     $               -
                                                                                                                 -----------------
        4.  The amount of distribution in respect to principal
            payment to the Class D Noteholder ..............................................                     $               -
                                                                                                                 -----------------
II. Information regarding the current monthly interest distribution to the
    Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

        1.  The amount of distribution in respect to the Class A Monthly Interest ..........                     $         1.69167
                                                                                                                 -----------------
        2.  The amount of distribution in respect to the Class B Monthly Interest ..........                     $         2.10833
                                                                                                                 -----------------
        3.  The amount of distribution in respect to the Class C Monthly Interest ..........                     $         2.98333
                                                                                                                 -----------------
        4.  The amount of distribution in respect to the Class D Monthly Interest ..........                     $         6.94167
                                                                                                                 -----------------
III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

        1.  The total amount of distribution in respect to the Class A Noteholder ..........                     $         1.69167
                                                                                                                 -----------------
        2.  The total amount of distribution in respect to the Class B Noteholder ..........                     $         2.10833
                                                                                                                 -----------------
        3.  The total amount of distribution in respect to the Class C Noteholder ..........                     $         2.98333
                                                                                                                 -----------------
        4.  The total amount of distribution in respect to the Class D Noteholder ..........                     $         6.94167
                                                                                                                 -----------------
IV. Information regarding the performance of the Advanta Business Card Master
    Trust

        1.  The aggregate amount of such Collections with respect to
            Principal Receivables for the Monthly Period
            preceding such Payment Date ....................................................                     $  448,957,501.59
                                                                                                                 -----------------
        2.  The aggregate amount of such Collections with respect to
            Finance Charge and Administrative Receivables
            for the Monthly Period preceding such Payment Date .............................                     $   47,689,046.61
                                                                                                                 -----------------
        3.  Recoveries for the preceding Monthly Period ....................................                     $      491,788.34
                                                                                                                 -----------------
        4.  The Defaulted Amount for the preceding Monthly Period ..........................                     $   16,440,072.87
                                                                                                                 -----------------
        5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator is
            the average Receivables for the preceding Monthly Period                                                          8.53%
                                                                                                                 -----------------
        6.  The total amount of Principal Receivables in the trust
            at the beginning of the preceding Monthly Period ...............................                     $2,164,524,113.19
                                                                                                                 -----------------
        7.  The total amount of Principal Receivables in the trust
            as of the last day of the preceding Monthly Period. ............................                     $2,219,691,038.82
                                                                                                                 -----------------
        8.  The total amount of Finance Charge and Administrative
            Receivables in the Trust at the beginning of the preceding
            Monthly Period .................................................................                     $   50,785,819.24
                                                                                                                 -----------------

        9.  The total amount of Finance Charge and Administrative
            Receivables in the Trust as of the last day of the
            preceding Monthly Period .......................................................                     $   50,113,762.41
                                                                                                                 -----------------
        10. The aggregated Adjusted Invested Amounts of all
            Series of Notes outstanding as of the last day of the
            preceding Monthly Period .......................................................                     $1,766,818,063.00
                                                                                                                 -----------------
        11. The Transferor Interest as of the last day of the
            preceding Monthly Period .......................................................                     $  452,872,975.82
                                                                                                                 -----------------
        12. The Transferor Percentage as of the last day of the
            preceding Monthly Period .......................................................                                 20.40%
                                                                                                                 -----------------
        13. The Required Transferor Percentage .............................................                                  7.00%
                                                                                                                 -----------------
        14. The monthly principal payment rate for the preceding
            Monthly Period .................................................................                                20.742%
                                                                                                                 -----------------
        15. The balance in the Excess Funding Account as of the last
            day of the preceding Monthly Period ............................................                     $               -
                                                                                                                 -----------------

        16. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                       Percentage           Aggregate
                                                                        of Total             Account
                                                                      Receivables            Balance
                  (a) Delinquent between 30 days and 59 days             1.786%          $ 40,544,846.14
                  (b) Delinquent between 60 days and 89 days             1.549%          $ 35,164,960.04
                  (c) Delinquent between 90 days and 119 days            1.358%          $ 30,827,527.05
                  (d) Delinquent between 120 days and 149 days           1.005%          $ 22,803,724.20
                  (e) Delinquent between 150 days and 179 days           0.866%          $ 19,655,260.87
                  (f) Delinquent 180 days or greater                     0.000%          $      9,248.61
                                                                         -----           ---------------
                  (e) Aggregate                                          6.565%          $149,005,566.91
                                                                         =====           ===============

V.  Information regarding Series 2002-A

        1. The amount of Principal Receivables in the Trust
           represented by the Invested Amount of Series 2002-A as of
           the last day of the related Monthly Period ......................................                     $  300,000,000.00
                                                                                                                 -----------------
        2. The amount of Principal Receivables in the Trust
           represented by the Adjusted Invested Amount of Series 2002-A
           on the last day of the related Monthly Period ...................................                     $  300,000,000.00
                                                                                                                 -----------------
                                                                                                 NOTE FACTORS
        3. The amount of Principal Receivables in the Trust
           represented by the Class A Note Principal Balance on
           the last day of the related Monthly Period ......................................       1.0000        $  240,000,000.00
                                                                                                                 -----------------
        4. The amount of Principal Receivables in the Trust
           represented by the Class B Note Principal Balance on
           the last day of the related Monthly Period ......................................       1.0000        $   27,750,000.00
                                                                                                                 -----------------
        5. The amount of Principal Receivables in the Trust
           represented by the Class C Note Principal Balance on
           the last day of the related Monthly Period ......................................       1.0000        $   21,750,000.00
                                                                                                                 -----------------
        6. The amount of Principal Receivables in the trust
           represented by the Class D Note Principal Balance
           on the last day of the related Monthly Period ...................................       1.0000        $   10,500,000.00
                                                                                                                 -----------------
        7. The Floating Investor Percentage with respect to the period:

        October 1, 2002 through October 23, 2002 ...........................................                            13.8598595%
                                                                                                                 -----------------
        October 24, 2002 through October 31, 2002 ..........................................                            13.4390266%
                                                                                                                 -----------------
        8. The Fixed Investor Percentage with respect to the period:

        October 1, 2002 through October 23, 2002 ...........................................                             N/A
                                                                                                                 -----------------
        October 24, 2002 through October 31, 2002 ..........................................                             N/A
                                                                                                                 -----------------
        9. The amount of Investor Principal Collections applicable to
           Series 2002-A ...................................................................                     $   61,694,413.47
                                                                                                                 -----------------
        10a. The amount of the Investor Finance Charge Collections on deposit in the Collection Account on the Related Payment Date
             to be treated as Servicer Interchange .........................................                     $       62,500.00
                                                                                                                 -----------------
        10b. The amount of Available Finance Charge Collections on
             deposit in the Collection Account on the related Payment Date .................                     $    5,357,917.85
                                                                                                                 -----------------
        10c. The amount of Available Finance Charge Collections
             not on deposit in the Collection Account on the
             related Payment Date pursuant to Section 8.04(a)
             of the Master Indenture .......................................................                     $    1,142,826.59
                                                                                                                 -----------------
        11.  The Investor Default Amount for the related Monthly Period ....................                     $    2,227,194.78
                                                                                                                 -----------------
        12.  The Monthly Servicing Fee for the related Monthly Period ......................                     $      500,000.00
                                                                                                                 -----------------

        13.  Trust yields for the related Monthly Period

                a. The cash yield for the related Monthly Period ...........................                                 26.25%
                                                                                                                 -----------------
                b. The default rate for the related Monthly Period .........................                                  8.91%
                                                                                                                 -----------------
                c. The Net Portfolio Yield for the related Monthly Period ..................                                 17.34%
                                                                                                                 -----------------
                d. The Base Rate for the related Monthly Period ............................                                  4.41%
                                                                                                                 -----------------
                e. The Excess Spread Percentage for the related Monthly Period .............                                 12.93%
                                                                                                                 -----------------
                f. The Quarterly Excess Spread Percentage for the related
                   Monthly Period ..........................................................                                 12.57%
                                                                                                                 -----------------
                      i) Excess Spread Percentage related to                                     Oct-02                      12.93%
                                                                                                                 -----------------
                      ii) Excess Spread Percentage related to                                    Sep-02                      12.55%
                                                                                                                 -----------------
                      iii) Excess Spread Percentage related to                                   Aug-02                      12.24%
                                                                                                                 -----------------
        14.  Floating Rate Determinations:

           LIBOR for the Interest Period from October 21 through and
           including November 19, 2002 .....................................................                               1.83000%
                                                                                                                 -----------------
        15.  Principal Funding Account

                a. The amount on deposit in the Principal Funding Account
                   on the related Payment Date (after taking into
                   consideration deposits and withdraws for the related
                   Payment Date) ...........................................................                     $               -
                                                                                                                 -----------------
                b. The Accumulation Shortfall with respect to the
                   related Monthly Period ..................................................                     $               -
                                                                                                                 -----------------
                c. The Principal Funding Investment Proceeds deposited
                   in the Collection Account to be treated as Available
                   Finance Charge Collections ..............................................                     $               -
                                                                                                                 -----------------
        16.  Reserve Account

                a. The amount on deposit in the Reserve Account on the related Payment
                   Date (after taking into consideration deposits and withdraws for the
                   related Payment Date) ...................................................                     $               -
                                                                                                                 -----------------
                b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
                   Collections .............................................................                     $               -
                                                                                                                 -----------------
                c. Interest earnings on the Reserve Account deposited into the Collection
                   Account to be treated as Available Finance Charge Collections ...........                     $               -
                                                                                                                 -----------------
        17.  Cash Collateral Account

                a. The Required Cash Collateral Account Amount on the related
                   Payment Date ............................................................                     $    6,000,000.00
                                                                                                                 -----------------
                b. The Available Cash Collateral Account Amount on the
                   related Payment Date ....................................................                     $    6,000,000.00
                                                                                                                 -----------------
        18.  Investor Charge-Offs

                 a. The aggregate amount of Investor Charge-Offs for the related
                    Monthly Period .........................................................                     $               -
                                                                                                                 -----------------
                 b. The aggregate amount of Investor Charge-Offs reimbursed
                    on the Payment Date ....................................................                     $               -
                                                                                                                 -----------------
        19.  The Monthly Principal Reallocation Amount for the related Monthly Period ......                     $               -
                                                                                                                 -----------------

                          Advanta Bank Corp.
                          as Servicer

                          By:    /s/ MARK SHAPIRO
                          Name:  Mark Shapiro
                          Title: Assistant Vice President - Structured Finance